UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 8, 2019

Commission File Number:  001-32420

True Drinks Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada (State or other jurisdiction of incorporation or organization)	84-1575085 (IRS Employer Identification No.)

1007 Brioso Dr., Costa Mesa, California 92627
(Address of principal executive offices)

949-531-6855
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRUU	OTC Pink Marketplace

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2019, the Board of Directors of True Drinks Holdings, Inc. (the “Company”) appointed Mitchell Brantley as the Company’s new Chief Marketing Officer, effective immediately. Mr. Brantley will serve as an at-will employee, and shall be entitled to the following compensation for his services to the Company: (i) an annual base salary of $125,000 per year, (ii) a monthly contribution in the amount of $275 for health benefits, commencing 30 days after May 8, 2018, (iii) the ability to participate in the Company’s retirement plan after one year of employment, and (iv) certain commission payments based on gross revenue generated by the sale of the Company’s products, as determined by the Company and Mr. Brantley.

Mitchell Brantley, age 57, currently serves as an Advisor to Spudsy, a privately held company focused on developing and selling certain healthy snacks, where he also served as President from August 2018 to December 2018. Prior to joining Spudsy in August 2018, Mr. Brantley served as Interim President for Goldthreads Herbs, a company focused on the development and sale of plant-based tonics, from March 2018 to July 2018. In addition, starting in November 2017, Mr. Brantley worked as a consultant to companies in the fast moving consumer goods space, providing strategic and marketing advice. From April 2013 until November 2017, Mr. Brantley served as the General Manager of BioNutritonal Research Group, Inc. – Power Crunch, a producer of smart nutrition bars, drinks and powders. From September 2011 until April 2013, Mr. Brantley served as Vice President of Coast Brands, LLC, which provided brand representation and secured regional and national distribution for underdeveloped and emerging beverage and snack brands. Mr. Brantley has also held leadership positions for distributors of Quaker Oats, Cadbury Schweppes and Snapple brand products. Mr. Brantley holds a B.S. in Business and Marketing from California State University, Fullerton.

Except as disclosed herein, there are no related party transactions between the Company and Mr. Brantley that would require disclosure under Item 404(a) of Regulation S-K, nor are there any further arrangements or understandings in connection with the appointment of Mr. Brantley as the Company’s Chief Marketing Officer.

A copy of the press release announcing Mr. Brantley’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

Item 8.01. Other Events.

See Item 5.02.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2019	True Drinks Holdings, Inc. By: /s/ Brandon Stump
Name: Brandon Stump
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated May 9, 2019.